UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2026

OMNITEK ENGINEERING CORP.

(Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-53955	33-0984450
(Commission File Number)	(IRS Employer Identification No.)

1501 N. Carlotte Avenue, Suite B203, Monroe, NC 28110

(Address of principal executive offices, Zip Code)

(980) 500-2662

(Registrant’s telephone number, including area code)

1280 Activity Dr. # D, Vista, California 92081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

Item 1.01Entry into a Material Definitive Agreement.

On October 2, 2026, Omniteck Engineering Corp. (the “Company”) entered into an Asset Purchase Agreement with Omnitek Corp. (“Buyer”), and Werner Funk as Buyer Executive, pursuant to which the Company sold to Buyer substantially all of the assets of the Company related to the business operations of Company as they relate to the development and sales of proprietary technology to convert diesel engines to an alternative fuel, new alternative fuel engines, and complementary products.  Under the Asset Purchase Agreement, the Buyer assumed all liabilities, contracts associated with the Purchased Assets as defined in the Asset Purchase Agreement. The transactions contemplated by the Asset Purchase Agreement closed on October 2, 2026.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the Preferred Purchase Agreement filed as Exhibits 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Also on October 2, 2026 and with the closing of the transaction contemplated by the aforementioned Asset Purchase Agreement, Werner Funk, terminated his employment agreement with the Company and forgave and waived the back salary of $632,273 and all debts owing by the Company to Mr. Funk

Item 8.01 Other events

As a result of the closing of the acquisition of Hard Rock Ready Mix, LLC and the Asset Purchase Agreement, the Company has transitioned its business to operations in the ready-mix business located in North Carolina.

As of the date of this Current Report on Form 8-K, the officers and directors of the Company are:

Officers:
President and CEO	Kevin Jay Hayes Jr.
Vice President	Werner Funk
Chief Financial Officer	Kevin Jay Hayes Jr.
Secretary	Kevin Jay Hayes Jr.

Directors:
Kevin Jay Hayes Jr.
Brett Kiker
Werner Funk
Gary S. Maier
John M. Palumbo

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3. Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit
10.1	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnitek Engineering Corp.

Dated: October 2, 2026	/s/ Kevin Jay Hayes Jr.
By: Kevin Jay Hayes Jr.
Title: President and CEO